Pacer Swan SOS Flex (December) ETF
Schedule of Investments
July 31, 2021 (Unaudited)
	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 105.1% (a) (b)
Call Options - 103.7%
SPDR S&P 500 ETF Trust, Expires 12/17/2021, Strike Price $5.58	70	$3,069,570	$3,008,578
			3,008,578
Put Options - 1.4%
SPDR S&P 500 ETF Trust, Expires 12/17/2021, Strike Price $220.34	70	3,069,570	4,033
SPDR S&P 500 ETF Trust, Expires 12/17/2021, Strike Price $367.24	70	3,069,570	37,372
			41,405
TOTAL PURCHASED OPTIONS (Cost $2,840,083)			3,049,983

SHORT-TERM INVESTMENTS - 0.4%	Principal Amount
Money Market Deposit Accounts - 0.4%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$10,473		10,473
TOTAL SHORT-TERM INVESTMENTS (Cost $10,473)			10,473
Total Investments (Cost $2,850,556) - 105.5%			3,060,456
Liabilities in Excess of Other Assets - (5.5%)			(158,907)
TOTAL NET ASSETS - 100.0%			$2,901,549

Percentages are stated as a percent of net assets.
(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	The rate shown is as of July 31, 2021.

SCHEDULE OF OPTIONS WRITTEN
July 31, 2021 (Unaudited)

OPTIONS WRITTEN - (5.6%) (a)	Contracts	Notional Amount	Value
Call Options Written - (4.8%)
SPDR S&P 500 ETF Trust, Expires 12/17/2021, Strike Price $435.25	70	$(3,069,570)	$(138,075)
			(138,075)
Put Options Written - (0.8%)
SPDR S&P 500 ETF Trust, Expires 12/17/2021, Strike Price $293.79	140	(6,139,140)	(23,108)
			(23,108)
Total Options Written (Premiums Received $169,551)			$(161,183)

Percentages are stated as a percent of net assets.
(a) Exchange-Traded.

Summary of Fair Value Disclosure at July 31, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Futures contracts are valued at the Settlement Price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2021:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Assets
Purchased Options	$ -	$ 3,049,983	$ -	$ -	$ 3,049,983
Short-Term Investments	10,473	-	-	-	10,473
Total Investments in Securities	$ 10,473	$ 3,049,983	$ -	$ -	$ 3,060,456

Liabilities
Options Written	$ -	$ 161,183	$ -	$ -	$ 161,183
Total Investments in Securities	$ -	$ 161,183	$ -	$ -	$ 161,183
^ See the Schedules of Investments for further disaggregation of investment categories.

For the period ended July 31, 2021, the Fund did not recognize any transfers to or from Level 3.